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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 13, 2003





                         KONTRON MOBILE COMPUTING, INC.
             (Exact name of registrant as specified in its charter)





         Minnesota                    000-22221                 41-1731723
(State or other jurisdiction         (Commission             (I.R.S. Employer
       of incorporation)             File Number)           Identification No.)



                               7631 Anagram Drive
                          Eden Prairie, Minnesota 55344
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (952) 974-7000
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

         99.1 Press release of Kontron Mobile Computing, Inc., issued on May 13, 2003.


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION BEING FURNISHED PURSUANT TO
ITEM 12, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION")


     On May 13, 2003, Kontron Mobile Computing, Inc. issued a press release announcing financial results for the first quarter ended March 31, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     In accordance with Securities and Exchange Commission Release No. 33-8216, the information furnished pursuant to Item 9, "Regulation FD Disclosure" is intended to be furnished pursuant to Item 12, "Results of Operations and Financial Condition." The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KONTRON MOBILE COMPUTING, INC.


Date: May 13, 2003                    /s/ Thomas Sparrvik
                                      ----------------------------------------
                                      Thomas Sparrvik, Chief Executive Officer
                                      (as authorized officer and principal
                                      executive officer)












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                                  EXHIBIT INDEX

         Exhibit No.            Description
         -----------            -----------

           99.1 Press Release, dated May 13, 2003, issued by Kontron Mobile Computing, Inc.









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